UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2005

HERSHA HOSPITALITY TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-14765	251811499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

510 Walnut Street, 9th Floor
Philadelphia, Pennsylvania 19106
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (215) 238-1046

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

In June 2005, Hersha Hospitality Limited Partnership ("HHLP"), the operating partnership subsidiary of Hersha Hospitality Trust, a Maryland real estate investment trust ("Hersha"), signed a definitive agreement to enter into a joint venture with Waterford Hospitality Group LLC (“Waterford”) and Mystic Hotel Investors, LLC (“MHI” and together with Waterford, the “Waterford Parties”), under the name Mystic Partners, LLC ("Mystic Partners"). The purpose of the joint venture was to acquire and own in a series of closings a nine hotel portfolio of Marriott- and Hilton-branded hotels owned by the Waterford Parties and located in Connecticut and Rhode Island with an aggregate value of approximately $250.0 million.

On February 8, 2005, Hersha and the Waterford Parties closed on the final acquisition by Mystic Partners. In connection with this closing, the parties amended certain of the transaction documents as more fully described herein. Hersha is filing this Current Report on Form 8-K to disclose (i) the entry into and amendment of certain material definitive agreements, (ii) the acquisition by Mystic Partners of the Hartford Marriott in Hartford, Connecticut (the “Hartford Marriott”), the ninth of nine hotels intended to be acquired by Mystic Partners and (iii) the adjustment of its equity ownership in the Hilton Hartford in Hartford, Connecticut.

Hersha has filed the following Current Reports on Form 8-K related to its joint venture transaction with the Waterford Parties and all should be deemed amended and superceded by this Current Report on Form 8-K:

Form	Filing Date	Description of Disclosure
8-K	June 21, 2005	Entry into the joint venture agreements.
8-K/A #1	July 25, 2005	Historical and pro forma financial information.
8-K/A #2	August 3, 2005	Pro forma financial information to reflect the terms of the joint venture.

8-K	August 15, 2005	Closing on the acquisition of six hotels.
8-K/A #1	September 21, 2005	Closing on the acquisition of the seventh hotel.
8-K/A #2	October 12, 2005	Closing on the acquisition of the eighth hotel.

Item 1.01.	Entry into a Material Definitive Agreement.

Membership Interests Contribution Agreement

On February 8, 2006, Hersha entered into a Sixth Amendment to the Membership Interests Contribution Agreement (the “Sixth Amendment”), by and among HHLP, MHI, Waterford and First American Title Insurance Company, as escrow agent, pursuant to which the parties agreed to adjust each party’s equity ownership interest in each of the Hartford Hilton and the Hartford Marriott, each a development hotel located in Hartford, Connecticut. As previously disclosed in Hersha’s Current Report on Form 8-K filed June 21, 2005, Hersha and Waterford initially agreed to own 50.0% of Mystic Partners' equity ownership interests in each of the Hartford Hilton and the Hartford Marriott. Pursuant to the Sixth Amendment, Hersha and Waterford have agreed to adjust their respective ownership interests in the Hartford Hilton and the Hartford Marriott as follows:

	Hersha	Waterford
Hartford Hilton	10%	90%
Hartford Marriott	15%	85%

The preceding summary of the Contribution Amendment is qualified in its entirety by reference to the Sixth Amendment, a copy of which is attached hereto as Exhibit 10.5, and incorporated by reference herein.

Limited Liability Company Operating Agreement of Mystic Partners, LLC

On February 8, 2006, HHLP entered into the Second Amendment to Limited Liability Company Operating Agreement of Mystic Partners, LLC (the “JV Amendment”) with MHI, pursuant to which the parties adjusted their rights and obligations under the JV Agreement to reflect their adjusted equity ownership interests (as described above) in the Hartford Hilton and the Hartford Marriott. Additionally, the JV Amendment provides HHLP the option to purchase up to a 50.0% equity ownership interest in Mystic Partners' equity interest in the Hartford Hilton and the Hartford Marriott, respectively, at a price determined in accordance with JV Amendment. The preceding summary of the JV Amendment is qualified in its entirety by reference to the JV Amendment, a copy of which is attached hereto as Exhibit 10.6, and incorporated by reference herein.

Limited Liability Company Operating Agreement of Mystic Partners Leaseco, LLC

On February 8, 2006, HHLP entered into the First Amendment to Limited Liability Company Operating Agreement of Mystic Partners Leaseco, LLC (the “Leaseco Amendment”) with MHI, pursuant to which the parties adjusted their equity ownership interests (to the same extent as described above) in the entities that lease and operate the Hartford Hilton and the Hartford Marriott and to provide HHLP the option to purchase up to 50.0% of MHI’s interest in the entities that lease and operate the Hartford Hilton and the Hartford Marriott, respectively. The preceding summary of the Leaseco Amendment is qualified in its entirety by reference to the Leaseco Amendment, a copy of which is attached hereto as Exhibit 10.7, and incorporated by reference herein.

Conditional Payment Guaranty Agreements

On February 8, 2006, HHLP entered into a Conditional Payment Guaranty (the “Marriott Guaranty”) made by HHLP and MHI to and for the benefit of Merrill Lynch Capital (“MLC”), pursuant to which HHLP and MHI jointly and severally guarantee the performance of the terms of a loan from MLC to Adriaen’s Landing Hotel LLC, ("Adriaen's") the owner of the Hartford Marriott in the amount of $50.0 million, if at any time during the term of the note and during such time as the net worth of Mystic Partners falls below $50.0 million. The preceding summary of the Marriott Guaranty is qualified in its entirety by reference to the Marriott Guaranty, a copy of which is attached hereto as Exhibit 10.8, and incorporated by reference herein.

On February 8, 2006, HHLP entered into a Conditional Payment Guaranty (the “Hilton Guaranty”) made by HHLP and MHI to and for the benefit of MLC, pursuant to which HHLP and MHI jointly and severally guarantee the performance of the terms of a loan from MLC to 315 Trumbull Street Associates, LLC, ("Trumbull Street") the owner of the Hartford Hilton, in the amount of $27.0 million, if at any time during the term of the note and during such time as the net worth of Mystic Partners falls below $50.0 million. The preceding summary of the Hilton Guaranty is qualified in its entirety by reference to the Hilton Guaranty, a copy of which is attached hereto as Exhibit 10.9, and incorporated by reference herein.

Supplemental Limited Joinder

On February 8, 2006, HHLP and MHI entered into a Supplemental Limited Joinder (the “Joinder”) pursuant to which HHLP and MHI agree to guaranty full and complete payment to MLC for any losses incurred by MLC in the event of certain happenings related to MLC’s loan to Adriaen’s and MLC's loan to Trumbull Street including but not limited to instances of the following acts committed by Adriaen’s or Trumbull Street:  fraud, missapplication and missappropriation of funds, failure to provide insurance, and breaches of environmental representations and warranties made in the loan agreement. In addition, the Joinder provides that HHLP and MHI will guaranty full and complete payment to MLC for any losses incurred by the failure of Adriaen’s to obtain a certificate of occupancy for the Hartford Marriott on or before June 30, 2006, for any reason whatsoever. The preceding summary of the Joinder is qualified in its entirety by reference to the Joinder, a copy of which is attached hereto as Exhibit 10.10, and incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

In June 2005, HHLP signed a definitive agreement, as amended, to enter into a joint venture with Waterford and MHI, pursuant to which the parties agreed to establish the Mystic Partners joint venture. The Waterford Parties agreed to contribute to Mystic Partners a portfolio of its membership interests (the "Membership Interests") in nine entities, each of which was either wholly-owned or majority-owned by the Waterford Parties (the "Owners"), which in turn own nine Marriott- or Hilton-branded hotels in Connecticut and Rhode Island that in June 2005 had an aggregate value of approximately $250.0 million. Hersha agreed to contribute to Mystic Partners approximately $52.0 million in cash, subject to adjustment (the "Cash Payment"), in exchange for a 66.7% preferred equity interest in the seven stabilized hotel properties in the portfolio and a 50% preferred equity interest in the two newly-developed hotel properties in the portfolio, subject to minority interest participations in certain hotels. The material provisions of the material agreements related to this transaction are described in a Current Report on Form 8-K filed by Hersha on June 21, 2005, as amended by Forms 8-K/A filed on June 25, 2005 and August 3, 2005

On February 8, 2006, Mystic Partners closed on the acquisition of the 409 room Hartford Marriott in Hartford, Connecticut, the final hotel in the Waterford portfolio to be acquired by Mystic Partners. The acquisition included the hotel, improvements, certain personal property and a pre-paid airspace sublease relating to airspace comprising a portion of the Hartford Convention Center. Hersha contributed approximately $6.7 million to Mystic Partners, and the Waterford Parties contributed its Membership Interests in the Owner of the Hartford Marriott. In connection with this closing, Mystic Partners issued membership interests to HHLP equivalent to a 15.0% interest in Mystic Partners’ interest in Adriaen’s and issued membership interests to the Waterford Parties. A minority partner owned approximately 4.0% of the interests in Adriaen's; although, Hersha purchased 15.0% of the minority partner’s interest as part of the closing. HHLP has an option to purchase up to a 50.0% preferred equity interest in Mystic Partners' interest in the Hartford Marriott and the minority parties interest in the Hartford Marriott until December 31, 2007.

In connection with the closing, Adriaen's incurred approximately $45.0 million of aggregate debt secured by the Hartford Marriott. This debt matures in 2010 and accrues interest at one-month LIBOR plus 2.9%. Each of MHI and HHLP entered into the Marriott Guaranty described in Item 1.01 herein. In addition, MHI, Mystic Partners and HHLP entered into an Indemnity Agreement, dated February 8, 2006, pursuant to which MHI agrees to indemnify (i) Mystic Partners for costs incurred by Mystic Partners related to expenses for developing the Hartford Marriott and (ii) HHLP for costs incurred by HHLP in the event that the Hartford Marriott does not obtain a certificate of occupancy on or before June 30, 2006.

As of the date hereof, Hersha’s has invested approximately $40.0 million in Mystic Partners, which has acquired the following nine properties:

Hotel	Location	Date Acquired	Rooms
Mystic Marriott Hotel & Spa	Groton, CT	August 9, 2005	285
Danbury Residence Inn	Danbury, CT	August 9, 2005	78
Southington Residence Inn	Southington, CT	August 9, 2005	94
Norwich Courtyard by Marriott and Rosemont Suites	Norwich, CT	August 9, 2005	144
Warwick Courtyard by Marriott	Warwick, RI	August 9, 2005	92
Waterford SpringHill Suites	Waterford, CT	August 9, 2005	80
Residence Inn by Marriott and Whitehall Mansion	Stonington, CT	September 15, 2005	133
Hartford Hilton	Hartford, CT	October 6, 2005	392
Hartford Marriott	Hartford, CT	February 8, 2006	409

Hersha and Waterford maintain the following ownership interests in the properties acquired by  Mystic Partners:

Hotel	Owner	Hersha Interest in Owner	Waterford Parties Interest in Owner	Minority Interest in Owner
Mystic Marriott Hotel & Spa	Exit 88 Hotel LLC	66.7%	33.3%	n/a
Danbury Residence Inn	Danbury Suites LLC	66.7%	33.3%	n/a
Southington Residence Inn	Southington Suites LLC	44.7%	22.3%	33.0%
Norwich Courtyard by Marriott and Rosemont Suites	Norwich Hotel, LLC	66.7%	33.3%	n/a
Warwick Courtyard by Marriott	Warwick Lodgings, LLC	66.7%	33.3%	n/a
Waterford SpringHill Suites	Waterford Suites, LLC	66.7%	33.3%	n/a
Residence Inn by Marriott and Whitehall Mansion	Whitehall Mansion Partners LLC	66.7%	33.3%	n/a
Hartford Hilton	315 Trumbull Street Associates, LLC	8.8%	79.2%	12.0%
Hartford Marriott	Adriaen’s Landing Hotel, LLC	15.0%	81.3%	3.7%

Mystic Partners Limited Liability Company Agreement

Hersha and the Waterford Parties formed Mystic Partners as a Delaware limited liability company. Waterford is the managing member of the company. Pursuant to Mystic Partner's limited liability company agreement, as amended (the "JV LLC Agreement"), in exchange for its contribution of the Membership Interests, the Waterford Parties have received cash and membership interests in Mystic Partners representing 33.3% interest in the first seven properties (the “Stabilized Properties”), subject to a minority interest participation in Southington. In exchange for its cash contributions, HHLP has received membership interests in Mystic Partners representing 66.7% interests in the Stabilized Properties, subject to a minority interest participation in Southington. Any additional capital contributions to Mystic Partners shall be made 66.7% by Hersha and 33.3% by the Waterford Parties in respect of the Stabilized Properties, subject to minority interest participation in Southington.

For the acquisition of the Hartford Hilton, in exchange for its contribution of the Membership Interests, the Waterford Parties received cash and membership interests in Mystic Partners representing 50.0 % of Mystic Partners' interest in the Hartford Hilton, which is subject to a minority interest participation. In exchange for its cash contributions, HHLP received membership interests in Mystic Partners representing 50.0% of Mystic Partners' interest in the Hartford Hilton, subject to a minority interest participation.

On February 8, 2006, the Waterford Parties purchased approximately $5.4 million of HHLP’s 50.0% interest in Mystic Partners’ interest in the Hartford Hilton. Thereafter, HHLP owns membership interests in Mystic Partners representing 10.0% of Mystic Partners’ interest in the Hartford Hilton, subject to a minority interest participation. HHLP has an option to purchase up to a 50.0% of Mystic Partners' preferred equity interest in the Hartford Hilton until December 31, 2007. Any additional capital contributions to Mystic Partners in respect of Trumbull Street, shall be made 10.0 % by Hersha and 90.0 % by the Waterford Parties.

For the acquisition of the Hartford Marriott, in exchange for its contribution of the Membership Interests, the Waterford Parties have received cash and membership interests in Mystic Partners representing approximately 85.0% of Mystic Partners' interest in the Hartford Marriott, which is subject to a minority interest participation. In exchange for its cash contributions, HHLP has received membership interests in Mystic Partners representing 15.0% of Mystic Partners' interest in the Hartford Marriott, subject to a minority interest participation in Adriaen. Any additional capital contributions to Mystic Partners in respect of Adriaen, shall be made 15.0 % by Hersha and 85.0 % by the Waterford Parties.

The JV LLC Agreement, as amended, provides that net cash flow from Mystic Partners will be distributed as follows:

•
first, to HHLP to provide an 8.5% annual non-compounded return on its unreturned capital contributions from 100% of the net cash flow from the Stabilized Properties and 10% of the net cash flow from the Hartford Hilton and 15% of the net cash flow from the Hartford Marriott;

•
second, to the Waterford Parties to provide an 8.5% annual non-compounded return on its unreturned capital contributions from 100% of the net cash flow from the Stabilized Properties and 90% of the net cash flow from the Hartford Hilton and 85% of the net cash flow from the Hartford Marriott; and

•
thereafter, to HHLP, 56.7% with respect to net cash flow from Stabilized Properties and 10.5% with respect to net cash flow from the Hartford Marriott and 7.0% with respect to net cash flow from the Hartford Hilton, and to the Waterford Parties, 43.3% with respect to net cash flow from Stabilized Properties and 89.5% with respect to net cash flow from the Hartford Marriott and 93.0% with respect to net cash flow from the Hartford Hilton.

The JV LLC Agreement, as amended, provides that proceeds from any capital transactions shall be distributed as follows:

•	first, to HHLP in return of its capital contributions in respect to the property generating the capital proceeds;
•	second, to the Waterford Parties, in return of its capital contributions in respect of the property generating the capital proceeds;
•	third, to HHLP to provide an 8.5% return on its capital contributions in respect of such property;
•	fourth, to the Waterford Parties to provide an 8.5% return on its capital contributions in respect of such property; and
•
thereafter, to Hersha, 56.7% with respect to net cash flow from Stabilized Properties and 10.5% with respect to net cash flow from the Hartford Marriott and 7.0% with respect to net cash flow from the Hartford Hilton, and to the Waterford Parties, 43.3% with respect to net cash flow from Stabilized Properties and 89.5% with respect to net cash flow from the Hartford Marriott and 93.0% with respect to net cash flow from the Hartford Hilton.

The JV LLC Agreement provides that if either member develops, purchases, owns or manages a hotel property within a five-mile radius of any of the joint venture properties, it shall give the other member the right to participate in such property on terms similar to the parties' related participations in Mystic Partners. The JV LLC Agreement also provides that HHLP will have a right of first offer to purchase any of the properties owned by the Waterford Parties to be sold to a third party.

Lessee Companies

As part of the transaction, Hersha's primary taxable REIT subsidiary entered into a limited liability company agreement, as amended ("Leaseco LLC Agreement") with the Waterford Parties to form a leasing holding company ("Leaseco") on terms and conditions similar to and in ownership proportions corresponding to those under the JV LLC Agreement. Pursuant to the Leaseco LLC Agreement, Leaseco has established subsidiary companies ("Lessees") that have issued ownership interests to their members corresponding to the membership interests in the Owners. The respective Lessees have entered into leases, franchise agreements and the Management Agreements (discussed below) for each property.

Asset Management Agreement

Each Owner (other than Southington and Trumbull Street) has entered into an Asset Management Agreement with 44 New England Management Company, a subsidiary of Hersha (the "Asset Manager") to provide asset management services for each property. The Asset Manager receives a monthly fee of 1% of operating revenues of the seven Stabilized Properties. For the Hartford Marriott, the Asset Manager receives a monthly fee of 0.25% of operating revenues of the property. In the case of the Southington Residence Inn, the Asset Management Agreement is between the Asset Manager and Waterford Hotel Group, Inc., as manager. On February 8, 2006, the Asset Management Agreement for the Hartford Hilton was terminated, and the Asset Manager does not receive an asset management fee for the Hartford Hilton.

Hotel Management Agreement

Each property owned by Mystic Partners managed by Waterford Hotel Group, Inc., an affiliate of Waterford. Under a Management Agreement entered into between the property manager and each lessee, the property manager will receive a base fee of 3% or 4% of gross revenues of the property, depending on the property, and an incentive fee of 10% of net operating income less debt service after each of HHLP and the Waterford Parties receive a 12.0% annual non-compounded return on its unreturned capital contributions (as a result of the net cash flow distributions described above).

The preceding summaries of the JV LLC Agreement, Leaseco LLC Agreement and Management Agreement are qualified in their entirety by reference to the terms of the actual documents. Copies of the Contribution Agreement, the form of JV LLC Agreement, the form of Leaseco LLC Agreement and the form of Management Agreement were filed as Exhibits 10.1 through 10.4, respectively, to our Current Report on Form 8-K/A on June 21, 2005.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

We have previously filed the following financial statements of relating to the Mystic Partners joint venture as Exhibit 99.1 to our Current Report on Form 8-K/A filed on July 25, 2005:

•	Waterford Hospitality Group, LLC and Subsidiaries audited consolidated financial statements as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004;
•	Waterford Hospitality Group, LLC and Subsidiaries unaudited consolidated financial statements as of and for the three month periods ending March 31, 2005 and 2004; and
•
Mystic Partners, LLC and Subsidiaries unaudited pro forma financial information as of and for the years ending December 31, 2004, 2003 and 2002 and as of and for the three month periods ending March 31, 2005 and 2004, which were presented to give effect to the exclusion of certain entities and businesses of Waterford Hospitality Group from the assets being contributed to Mystic Partners.

To the extent required by this item, additional financial statements will be filed as part of an amendment to this Current Report on Form 8-K.

(b)	Pro Forma Financial Information

We have previously filed the following pro forma financial information relating to the Mystic Partners joint venture as Exhibit 99.2 to our Current Report on Form 8-K/A filed on July 25, 2005 as amended by our Current Report on Form 8-K/A filed on August 3, 2005:

•	unaudited pro forma consolidated statement of operations for the year ended December 31, 2004;
•	unaudited pro forma consolidated balance sheet as of March 31, 2005; and
•	unaudited pro forma consolidated statement of operations for the three months ended March 31, 2005.

To the extent required by this item, additional financial statements will be filed as part of an amendment to this Current Report on Form 8-K.

(c)	Exhibits

10.1
Membership Interests Contribution Agreement, dated June 15, 2005, by and among Waterford Hospitality Group, LLC, Mystic Hotel Investors, LLC and Hersha Hospitality Group Limited Partnership (incorporated by reference to the Current Report on Form 8-K filed June 21, 2005).

10.2	Form of Limited Liability Company Agreement of Mystic Partners, LLC (incorporated by reference to the Current Report on Form 8-K filed June 21, 2005).

10.3	Form of Management Agreement between Lessee and Waterford Hotel Group, Inc. (incorporated by reference to the Current Report on Form 8-K filed June 21, 2005).

10.4	Form of Limited Liability Company Agreement of Leaseco, LLC (incorporated by reference to the Current Report on Form 8-K filed June 21, 2005).

10.5
Sixth Amendment to Membership Interests Contribution Agreement, dated February 8, 2006, by and among Hersha Hospitality Limited Partnership, Mystic Hotel Investors, LLC; Waterford Hospitality Group, LLC and First American Title Insurance Company.

10.6	Second Amendment to Limited Liability Company Operating Agreement of Mystic Partners, LLC, dated February 8, 2006.

10.7	First Amendment to Limited Liability Company Operating Agreement of Mystic Partners Leaseco, LLC, dated February 8, 2006.

10.8	Conditional Payment Guaranty, dated February 8, 2006, made by Hersha Hospitality Limited Partnership and Mystic Hotel Investors, LLC to and for the benefit or Merrill Lynch Capital.

10.9	Conditional Payment Guaranty, dated February 8, 2006, made by Hersha Hospitality Limited Partnership and Mystic Hotel Investors, LLC to and for the benefit or Merrill Lynch Capital.

10.10	Supplemental Limited Joinder, dated February 8, 2006, made by Hersha Hospitality Limited Partnership and Mystic Hotel Investors LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HERSHA HOSPITALITY TRUST

	By:	/s/ Ashish R. Parikh
Ashish R. Parikh
Chief Finaincial Officer
Date: February 13, 2006